Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Vident Core U.S. Bond Strategy ETF (VBND)
Vident Core U.S. Equity Fund (VUSE)
Vident International Equity Fund (VIDI)
(each, a “Fund”)

June 19, 2020

Supplement to the Prospectus and Statement of Additional Information,
each dated January 1, 2020, as previously supplemented

The Vident Core U.S. Bond Strategy ETF is jointly and primarily managed by Jim Iredale, CFA, Senior Portfolio Manager – Fixed Income for Vident Investment Advisory, LLC (“VIA”), and Austin Wen, CFA, Portfolio Manager for VIA. Mr. Iredale has been a portfolio manager of the Fund since April 2015, and Mr. Wen has been a portfolio manager of the Fund since June 2020.

The Vident Core U.S. Equity Fund is jointly and primarily managed by Austin Wen, CFA, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for VIA. Mr. Wen has been a portfolio manager of the Fund since December 2018, and Mr. Zayas has been a portfolio of the Fund since June 2020.

The Vident International Equity Fund is jointly and primarily managed by Rafael Zayas, CFA, and Austin Wen, CFA. Mr. Zayas has been a portfolio of the Fund since September 2017, and Mr. Wen has been a portfolio manager of the Fund since June 2020.

All references to other portfolio managers and related information should be disregarded.

Please retain this Supplement with your Prospectus
and Statement of Additional Information.